 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2025

ATIF HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38876	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25391 Commercentre Dr., Ste 200, Lake Forest, CA	92630
(Address of Principal Executive Offices)	(Zip Code)

646-828-8710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	ZBAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Company's Certifying Accountant.

(a)	Previous independent registered public accounting firm:

On February 26, 2025, the Audit Committee (the “Audit Committee”) of the Board of Directors of ATIF Holdings Limited (the “Company”) dismissed ZH CPA, LLC (“ZH”) as the Company’s independent registered public accounting firm, effective February 26, 2025.

For the fiscal years ended July 31, 2024 and 2023, ZH’s audit reports on the Company’s financial statements contained an emphasis of a matter for going concern, but otherwise did not contain any adverse opinion or disclaimer of opinion, nor was it qualified as to audit scope or accounting principles.

During the fiscal year ended July 31, 2024 and any subsequent interim period through the date of dismissal, February 26, 2025, there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and ZH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to ZH’s satisfaction, would have caused ZH to make reference in connection with ZH’s opinion to the subject matter of the disagreement and there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

We furnished a copy of the disclosures in this report to ZH and have requested that ZH furnish us with a letter addressed to the SEC stating whether such firm agrees with the above statements or, if not, stating the respects in which it does not agree. We have received the requested letter from ZH, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b)	New independent registered public accounting firm:

On February 26, 2025, the Audit Committee approved the appointment of Li CPA LLC (“Li CPA”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ending July 31, 2025, effective February 26, 2025.

During the two most recent fiscal years and through February 26, 2025, the Company has not consulted with Li CPA regarding (1) any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, or (2) any matter that was the subject of a disagreement or a reportable event described in Items 304(a)(1)(iv) or (v), respectively, of Regulation S-K.

Item 9.01	Financial Statement and Exhibits

(d) Exhibits

16.1	Letter from ZH CPA, LLC to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATIF Holdings Limited

	By:	/s/ Dr. Kamran Khan
Dr. Kamran Khan
Chief Executive Officer

Dated: February 26, 2025